Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of Swedish Export Credit Corporation (the “Company”) for the period ending December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Catrin Fransson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Catrin Fransson
Catrin Fransson
Chief Executive Officer February 26, 2016

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of Swedish Export Credit Corporation (the “Company”) for the period ending December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Per Åkerlind, Executive Director and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Per Åkerlind
Per Åkerlind
Head of Treasury and Capital Management & Executive Vice President
February 26, 2016

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of Swedish Export Credit Corporation (the “Company”) for the period ending December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Susanna Rystedt, Executive Director and Chief Administrative Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Susanna Rystedt
Susanna Rystedt
Executive Director, Chief Administrative Officer
February 26, 2016